Exhibit 10.1

INCREASE NOTICE

November 2, 2022

PNC Bank, National Association
300 Fifth Avenue, 11th Floor
Pittsburgh, Pennsylvania 15222
Attention: Brian Stanley
Telephone: (412) 768-2001
Fax: (844) 679-0703
Email: brian.stanley@pnc.com; abfadmin@pnc.com

RE:	That certain Revolving Credit and Security Agreement dated as of July 8, 2022, by and among GOLUB CAPITAL BDC 4, INC., a Maryland corporation, GOLUB CAPITAL BDC 4 FUNDING LLC, a Delaware limited liability company (together, the “Initial Borrowers” along with the other borrowers from time to time party thereto (the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Secured Parties, the Collateral Agent and a Lender, PNC CAPITAL MARKETS LLC, as Structuring Agent, and the other Lenders from time to time party thereto (as the same may be modified, amended, or restated from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

This facility increase request (this “Request”) is executed and delivered by the Borrowers to the Administrative Agent pursuant to Section 3.6 of the Credit Agreement.

1.                  The Borrowers hereby request an increase in the Maximum Facility Amount in the amount of $30,000,000 (the “Facility Increase”) for an aggregate Maximum Facility Amount in the amount of $110,000,000, such Facility Increase to be effective on November 2, 2022.

2.                  In connection with this Request, the Borrowers hereby represent, warrant and certify to the Administrative Agent for the benefit of the Secured Parties that, as of the date hereof:

(a)               On and as of the date of this Request the representations and warranties made by it set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects and except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(b)               No Event of Default or Potential Default exists and is continuing on and as of the date hereof or will exist on the date any request herein becomes effective;

(c)               After the Facility Increase requested herein becomes effective, the Principal Obligations will not exceed the Available Facility Amount;

(d)               The Borrowing Base Certificate attached hereto as Exhibit A, which constitutes an updated Exhibit A to the Credit Agreement, is true and correct as of the date hereof. In the event that any of the relevant information on such Borrowing Base Certificate changes between the date hereof and the effective date of the Facility Increase requested herein, the Borrowers shall promptly deliver to the Administrative Agent corrections thereto;

(e)               Attached hereto as Exhibit B are resolutions adopted by the Borrowers approving or consenting to such Facility Increase, certified by a Responsible Officer of the Borrowers that such resolutions are true and correct copies thereof and are in full force and effect; and

(f)                As of the date hereof, no event has occurred since the date of the most recent financial statements of the Borrowers delivered to the Administrative Agent which could reasonably be expected to have a Material Adverse Effect.

3.                  In the event that between the date hereof and the date of the Facility Increase, any event should occur which could reasonably be expected to have a Material Adverse Effect, the Borrowers shall promptly notify the Administrative Agent.

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The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWERS:

GOLUB CAPITAL BDC 4, INC.,
a Maryland corporation

By:	/s/ Christopher C. Ericson
Name:	Christopher C. Ericson
Title:	Chief Financial Officer

GOLUB CAPITAL BDC 4 FUNDING LLC, a Delaware limited liability corporation

By:	/s/ Christopher C. Ericson
Name:	Christopher C. Ericson
Title:	Chief Financial Officer